Movements of Deferred Government Grants (Detail) (Deferred Government Grants) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY	Dec. 31, 2011 CNY
Component of Other Income, Nonoperating [Abstract]
Balance at beginning of the year	$ 3,105	18,793	5,819	5,400
Additions	487	2,950	15,850	1,000
Recognized in income as a reduction of depreciation expense	(611)	(3,697)	(2,876)	(581)
Balance at end of the year	$ 2,981	18,046	18,793	5,819